UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Filed by a Party other than the Registrant   ☐

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☐ Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12

HighMark Funds
(Name of Registrant as Specified In Its Charter)

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PLEASE VOTE NOW

WE MUST RECEIVE YOUR VOTE BY AUGUST 27, 2013

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN:
HighMark Balanced Fund
HighMark Bond Fund
HighMark California Intermediate Tax-Free Bond Fund
HighMark Cognitive Value Fund
HighMark Enhanced Growth Fund
HighMark Equity Income Fund
HighMark Geneva Mid Cap Growth Fund
HighMark Geneva Small Cap Growth Fund
HighMark International Opportunities Fund
HighMark Large Cap Core Equity Fund
HighMark Large Cap Growth Fund
HighMark National Intermediate Tax-Free Bond Fund
HighMark NYSE Arca Tech 100 Index Fund
HighMark Short Term Bond Fund
HighMark Small Cap Core Fund
HighMark Value Fund
HighMark Wisconsin Tax-Exempt Fund

Recently, we sent you proxy material regarding the Special Meeting of Shareholders that is scheduled for August 28, 2013. The Funds’ records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund(s) in which you hold shares to obtain a sufficient number of votes to hold the meeting as scheduled.

If you have any questions or would like to vote, please call the number listed below:

1- 855-325-6673

Your vote is important regardless of the size of your Fund holdings. Even if you have redeemed your shares, we still need your vote since you were a shareholder as of the record date.  Please vote promptly so your vote can be received prior to the August 28, 2013 Special Meeting of Shareholders.

The Fund has made it very easy for you to vote. Choose one of the following methods:

VOTE ONLINE	VOTE BY PHONE	SPEAK WITH A SPECIALIST
Visit the website noted on the enclosed proxy card and enter the control number that also appears on that card. Follow the on-screen directions to place your vote.	Call the toll-free touch-tone number listed on your proxy card. Have your proxy card with control number available. Follow the touch-tone prompts to vote.	Call the toll free phone number above Monday – Friday, 9:30 AM to 9 PM ET to speak with a proxy specialist.

THANK YOU FOR VOTING

HMLT Nobo/Reg

PLEASE VOTE NOW

WE MUST RECEIVE YOUR VOTE BY AUGUST 27, 2013

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN:

HighMark Balanced Fund
HighMark Bond Fund
HighMark California Intermediate Tax-Free Bond Fund
HighMark Cognitive Value Fund
HighMark Enhanced Growth Fund
HighMark Equity Income Fund
HighMark Geneva Mid Cap Growth Fund
HighMark Geneva Small Cap Growth Fund
HighMark International Opportunities Fund
HighMark Large Cap Core Equity Fund
HighMark Large Cap Growth Fund
HighMark National Intermediate Tax-Free Bond Fund
HighMark NYSE Arca Tech 100 Index Fund
HighMark Short Term Bond Fund
HighMark Small Cap Core Fund
HighMark Value Fund
HighMark Wisconsin Tax-Exempt Fund

Recently, we sent you proxy material regarding the Special Meeting of Shareholders that is scheduled for August 28, 2013. The Funds’ records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund(s) in which you hold shares to obtain a sufficient number of votes to hold the meeting as scheduled.

Your vote is important regardless of the size of your Fund holdings. Even if you have redeemed your shares, we still need your vote since you were a shareholder as of the record date.  Please vote promptly so your vote can be received prior to the August  28, 2013 Special Meeting of Shareholders.

The Fund has made it very easy for you to vote. Choose one of the following methods:

VOTE ONLINE	VOTE BY PHONE
Visit the website noted on the enclosed proxy card and enter the control number that also appears on that card. Follow the on-screen directions to place your vote.	Call the toll-free touch-tone number listed on your proxy card. Have your proxy card with control number available. Follow the touch-tone prompts to vote.

THANK YOU FOR VOTING

 HMLT OBO